UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

Cantor Fitzgerald Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56043	81-1310268
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

The information discussed under Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

3221 Keller Springs Road, Carrolton , Texas – Multifamily

On February 25, 2021, Cantor Fitzgerald Income Trust, Inc. (the “Company”), through a joint venture (the “Keller JV”) between an affiliate of CAF Management, LLC (“CAF”) on the one hand, and a joint venture between the Company and affiliates of Cantor Fitzgerald, L.P. (the “Company JV”) on the other hand, indirectly acquired a multifamily property (the “Property”) located at 3221 Keller Springs Road, Carrolton, Texas at a contract purchase price of $56.5 million (the “Purchase Price”), exclusive of closing costs. The fee simple interest in the Property is held by a single purpose limited liability company (the “SPE”), which is a wholly-owned subsidiary of Keller JV. The Property was acquired from Keller Springs Propco, Inc., an affiliate of CAF (the “Seller”), in an off-market transaction. Seller is a third party and not affiliated with the Company.

The Keller JV is externally managed by a wholly-owned subsidiary of the Company’s operating partnership (the “Manager”). The Company JV and CAF own 97% and 3% of the Keller JV membership interests, respectively.  The Company JV is owned 76% by the Company’s operating partnership and 24% by affiliates of Cantor Fitzgerald Investors, LLC (“CFI”). The Company intends, but is not obligated, to purchase 100% of the membership interests in the Company JV from affiliates of CFI. CAF will be entitled to a promote of 12.5% of all distributions to the Keller JV members after such members receive their net capital contributions and a 10% compounded annual return.

The Property is a Class A multifamily property constructed in 2015, consists of 255,667 net rentable square feet across 6 buildings and is situated on an approximately 14.8-acre site. The Property features 13 different floor plans and is comprised of 304 one-, two-, and three-bedroom apartment homes.  The apartments units average 841 square feet with an average monthly rent of $1,272 as of February 28, 2021. Apartment amenities at the Property include 9 to 10 foot ceilings, track lighting, stainless steel appliances, granite countertops, brushed nickel hardware, full size washer and dryer connections and, in select units, private fenced yards and kitchen islands. Amenities at the Property include a resort-style swimming pool, a club house, fitness center, game room and a dog park. As of February 24, 2021, the property was 92.4% leased.

The Property was acquired with the proceeds of contributions from the Keller JV members and a loan described in Item 2.03 of this Current Report on Form 8-K.  The Company funded its portion of the purchase price with cash from its ongoing initial public offering.

The Property will be managed by an affiliate of CAF Management, LLC, an affiliate of the Seller, pursuant to a property management agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Keller Loan

On February 25, 2021, in connection with the purchase of the Property, the SPE entered into a loan agreement (the “Loan”) with CBRE Multifamily Capital, Inc. (the “Lender”) with an outstanding principal amount of $31,277,000. The Loan will be purchased by the Federal National Mortgage Association. The Company paid a loan origination fee of $187,662 to the Lender in connection with the Loan.  The Loan provides for monthly interest payments and bears interest at an initial floating rate of 2.203% per annum (which will fluctuate monthly), through the maturity date of March 1, 2031.  One year after the effective date of the Loan, the SPE has the option to convert the Loan to a 7 year or 10 year fixed rate loan, subject to the conditions set forth in the loan agreement. Prior to the funding of the Loan, the Company entered into a Rate Cap Agreement with SMBC Capital Markets, Inc. (“Cap Seller”), in which the Cap Seller agrees to make payments to the Company commencing on February 25, 2021 until March 1, 2024.  Under the terms of the Rate Cap Agreement, the Cap Seller is obligated to make payments to the Company in the event that 30-Day Average SOFR exceeds the Cap Rate of 1.24%.

After one year, the SPE may voluntarily prepay all or a portion of the unpaid principal balance of the Loan and all accrued interest thereon and other sums due under the Loan, provided that the Company provides the Lender with prior notice of such prepayment and a prepayment premium of 1% of the principal being prepaid.

Item 7.01.Regulation FD Disclosure. February 2021 Distribution

As authorized by the board of directors of the Company on March 3, 2021 the Company declared the following distributions for each class of the Company’s common stock as rounded to the nearest three decimal places ($1.55 on an annual basis):

Gross Distribution
Class T Shares	$
Class S Shares	$
Class D Shares	$
Class I Shares	$
Class AX Shares	$
Class TX Shares	$
Class IX Shares	$

The net distributions for each class of common stock (which represents the gross distributions described above less the distribution fee for the applicable class of common stock as described in the Company’s applicable prospectus) are payable to stockholders of record immediately prior to the close of business on February 28, 2021 and will be paid on or about March 7, 2021. These distributions will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan. Some or all of the cash distributions may be paid from sources other than cash flow from operations.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, as well as those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as amended or supplemented by the Company’s other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and actual results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTOR FITZGERALD INCOME TRUST, INC.

Date: March 3, 2021	By:	/s/ Christopher A. Milner
Name: Christopher Milner
Title: President

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